EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Simon Property Group, L.P. (the “Company”) on Form 10-Q for the period ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Simon
David Simon
Chief Executive Officer of Simon Property Group, Inc.,
General Partner of Simon Property Group, L.P.
Date: August 12, 2005
/s/ Stephen E. Sterrett
Stephen E. Sterrett
Executive Vice President and Chief Financial Officer of Simon Property Group, Inc.,
General Partner of Simon Property Group, L.P.
Date: August 12, 2005

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